Exhibit 23
                              THERMO FIBERGEN INC.



                    Consent of Independent Public Accountants
                    -----------------------------------------


         As independent public accountants, we hereby consent to the use of our reports, dated February 3, 1997, included in or incorporated by reference into this Annual Report on Form 10-K.




                                                     Arthur Andersen LLP




    Boston, Massachusetts
    March 12, 1997